Income Tax (Details 2) - USD ($) $ in Thousands	3 Months Ended		12 Months Ended
	Dec. 31, 2020	Dec. 31, 2019	Sep. 30, 2020	Sep. 30, 2019
Income Tax
Income at US Statutory Rate			$ (2,888)	$ (3,653)
State Taxes, net of Federal benefit			930	(469)
Tax Credits			(88)	(149)
Nondeductible Expenses			4,182	0
Stock compensation			186	132
Goodwill impairment			1,560	637
Valuation allowance			(3,466)	3,743
Other			181	129
Provision for income taxes	$ (395)	$ 171	$ 597	$ 370